UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
 (Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
 (Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
 (Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  December 31, 2016

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Annual Report

www.prospectorfunds.com	December 31, 2016

PROSPECTOR FUNDS, INC.

February 7, 2017

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

The Donald Trump election has changed the equity investing landscape considerably.  The centerpiece of the U.S. government’s strategy to manage the economy for the last decade has been monetary policy, essentially pegging the price of money near zero and supplementing that with quantitative easing to keep the yield curve from steepening sharply.  Those days are over for now.  The old strategy served its purpose during the aftermath of the great financial crisis but delivered diminishing returns in recent years with prominent unintended side effects such as disproportionately helping the rich get richer through financial asset inflation and exporting the benefits of easy monetary conditions to emerging market economies.  President Trump and the Republican-controlled congress seem keen to substitute fiscal policy as the dominant tool for managing the U.S. economy for the foreseeable future.  The elements of fiscal policy most likely include tax cuts for individuals (except for the top 1%) and corporations, plus a lower tax rate for the repatriation of cash held offshore by U.S. companies.  Also on the agenda is an infrastructure spending program to rebuild roads, bridges, airports, tunnels, and ports. These fiscal policies will likely bring a sharper domestic focus and rekindle the faint embers of inflation.  The abandonment of the dominant decade-long monetary policy also likely signals the end of the outperformance of “bond substitute,” high-yielding equities which enjoyed a long tailwind under the old “lower for longer” consensus.

Foreign policy conditions also are shifting noticeably.  In Asia, President Trump’s rhetoric has called into question the notion of the One China policy, which has ruffled feathers in Beijing as well as with the old hands of the U.S. diplomatic corps.  Our withdrawal from the TPP fulfills a campaign promise, but leaves our historical allies in the region uneasy.  Unsettling Europe, President Trump has stated he believes NATO is obsolete. His natural allies there include the new UK Prime Minister, Theresa May, elected after the surprise Brexit vote last June as well as leaders of the emerging populist opposition parties who are poised to make election runs in France and the Netherlands this year.  Regarding the Middle East, President Trump is on record favoring a move of the U.S. Embassy to Jerusalem from Tel Aviv, a provocative endorsement of President Netanyahu’s plan to relocate the Israeli capital to the ancient city.  Finally closer to home, President Trump vows to renegotiate NAFTA.  We’re moving forward with plans to build a wall along the Mexican border (which Mexico will theoretically pay for)  and discouraging imports from Mexico with threats of tariffs.  Simultaneously we are fast-tracking pipeline builds to facilitate energy imports from Canada.  In our professional careers managing equity assets, we have not witnessed such broad uncertainty with respect to U.S. foreign relations policy.

In summary, the fiscal policy initiatives make good sense in theory.  They have contributed importantly to an increase in business confidence and driven a stock market rally since the election (the Trump bump).  The details of these plans will be revealed over the coming months, giving investors much to digest.  The rhetoric on trade and foreign policy is unsettling.  There too details will emerge that will shape our conclusions.

Financials Update

Meanwhile, the best performing sector during the Trump bump has been financials, with the S&P Financials up 20% in an up 8% S&P 500 since election night.  Investors moved quickly to add beaten down financial stocks to their portfolios in anticipation of higher rates and reduced financial regulatory burdens.  Recall that financials were the worst performing sector of the S&P 500 for the ten year period ending September 2016, down 15% in absolute terms while the overall S&P 500 rose 100% in that same period.  The reasoning was simple, return on equity (ROE) compression due to falling interest rates lowered returns and regulatory rules raised equity requirements.  Given the recent sharp rally in the sector accompanied by a slew of Wall Street analysts urging caution towards the shares, it makes sense to put the rally in perspective.

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For example, take KeyCorp (KEY), the Cleveland-based regional bank and a position in the Opportunity Fund. In the five years prior to the financial crisis, KEY averaged an impressive mid-teens ROE which was driven by a 362 basis point net interest margin, a 6.7% capital ratio and a 0.54% non-performing assets ratio. Since the crisis, KEY has been a casualty of U.S. economic and Fed policy - with all the aforementioned ratios significantly impacted. By 2016, KEY’s net interest margin fell to 292 basis points, and the capital ratio expanded to 8.1%. As a result, the ROE has slid to 6.2%. Not surprisingly the valuation, as measured by price to tangible book, contracted as well from pre-crisis levels of 1.7x-2.7x to levels as low as 0.9x in early 2016. Since election night, KEY has rallied 27% and the price to tangible book and price to earnings ratios have risen to 1.8x and 14x 2017 estimated earnings, respectively. These valuation levels have not been seen in five years for KEY, so should we sell? Not so fast. While investments rarely move straight in one direction and it would not surprise us at all if the market in general, and financial stocks in particular, consolidate or even correct in the near term given the sharpness of the recent rally. When we examine the potential impact of rising interest rates on the net interest margin, an uptick in the loan/deposit ratio and a reduction of the corporate tax rate, we can sensibly construct a scenario where earnings per share can rise 40-50% from the current level. Additionally, KEY has an impressive noninterest income profile which has grown over 20% in the past three years, partly driven by their growing investment banking unit and we believe this growth trend will continue. Finally, the acquisition of First Niagara has added significant scale to KEY along with introducing many synergy opportunities. No single action is dependent upon another. If KEY executes reasonably well, the shares could easily command a much higher price to tangible book valuation as its history demonstrates. This looks like a relatively low risk, solid return investment proposition to us, even from the higher valuation post Trump bump.

Property-Casualty: M&A is Back

After a flurry of merger and acquisition activity in 2015, this year had gotten off to a slow start in terms of property-casualty company deals.  Recall that takeovers have represented an important catalyst to realize value from our investment process.  Happily, the tide seems to be turning.  In October, Endurance Specialty Holdings (ENH – a top three position in both the Prospector Opportunity Fund and Prospector Capital Appreciation Fund) agreed to be acquired by Sompo Holdings.  Two other deals made headlines this quarter – Liberty Mutual announced an acquisition of Ironshore, for 1.5x tangible book value (TBV), and Fairfax Financial announced its acquisition of Allied World Assurance for 1.6x TBV.  The strategic industry buyers in these transactions were not “new” buyers, nor are they likely done acquiring.  As we have written about previously, the drivers of consolidation are compelling and remain in place.  Additionally, underwriting profitability challenges are increasing, due to a sustained weakness in pricing, the prospect for loss inflation, and declining benefits from favorable reserve development on business written in prior years.  The list of buyers continues to include foreign insurers (particularly Asian-based companies), historically-successful acquirers (Fairfax, Liberty Mutual, Markel, Alleghany, to name a few), and potentially even, “non-traditional” buyers (pension funds and asset managers).

We suspect that recent macro developments may accelerate the consummation of deals.  Prospects for corporate tax reform increase the potential earnings accretion.  Higher interest rates, and the Fed’s estimates for additional rate increases, make funding acquisitions with debt potentially more expensive as time passes.  Comparatively impressive GDP growth in the U.S., and persistent U.S. dollar relative strength, should keep foreign companies interested.

Many of the positions in both Funds incorporate our view on the likelihood of that company being a buyer or a seller.  The prospect of a transaction is rarely the primary reason for ownership; we maintain our focus on finding attractive opportunities amongst companies with conservatively-stated balance sheets and/or under-valued fran-

PROSPECTOR FUNDS, INC.

chises and situations.  We are particularly attracted to investments with those attributes AND the prospect of a premium realization (we like to have more than one way to win).  Therefore, your portfolio includes companies with unique skill-sets (e.g., 3rd party asset management), dominant market position and limited growth opportunities, as well as respected franchises in relatively better businesses.  We continue to believe that the private market value for the companies in your portfolio exceeds their current publicly-traded prices.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund appreciated 21.02% during the year ended December 31, 2016.  This compares favorably to the 13.80% rise in the Russell Midcap Total Return Index, but was just behind the 21.31% gain in the Russell 2000 Total Return Index. The Fund’s largest sector, financial services was the largest contributor to the solid result.  Performance in this sector was positively impacted by the acquisition of Endurance Specialty as well as strong gains from names that benefit from deregulation and rising interest rates. Important contributors included HomeTrust, OceanFirst, Primerica, and KeyCorp.  Among our top ten contributors were two oil price rebound beneficiaries, Powell and Circor, as well as Newmont Mining, which benefited from the rebound in gold prices.

2016 was an excellent year for bank stock investing, with the KBW Regional Bank Index advancing 39%.  A core Prospector approach to bank stock investing is to own smaller, overcapitalized depository institutions who offer a limited set of products and services in a well-defined geography.  We can bring our bottom-up disciplined analytical approach to bear on these companies and glean insights that lead to solid investment decisions.  This strategy has served us well over many years as our holdings have participated in the consolidation of the banking sector as sellers.  Strong post-election performance was due to the fact that smaller banks should benefit from the economic agenda proposed by the Trump administration. First, most of our bank holdings are relatively full tax payers, so any reduction in corporate taxes would have a positive impact. Second, regulations have placed a proportionately large burden on these institutions due to their smaller size. Last, many of our holdings have large amounts of excess capital that could be deployed into an environment where spreads are wider and lending opportunities are more plentiful.

Key detractors from Fund performance were holdings in the consumer discretionary and healthcare sectors. While our stocks outperformed their respective sector holdings within the Russell Midcap index, they were the two worst performing sectors.

One of our largest purchases during the second half of 2016 was Hiscox (HSX-LON), a London-based re/insurance company. We were attracted to Hiscox because it exhibited many of the qualities we like to see in a property-casualty insurance company. The company has a best-in-class management team with a top notch brand, is an excellent capital manager, and had lagged the sector during 2016. In addition, the company should benefit from rising interest rates due to its short-duration investment portfolio and investment leverage. In addition, the insurer has a strong Lloyd’s business, excellent high-net-worth franchise in the UK, and a growing direct small-ticket U.S. retail business. We were able to purchase the stock at less than 1.9x tangible book value and 14x 2018 EPS, which is a healthy discount to the price that Mitsui Sumitomo paid for competitor Amlin (2.4x TBV in September 2015).

While the largest sale during the six months ended December 31st was the aforementioned Endurance Specialty Holdings (which received a takeover bid from Sompo Holdings at over a 40% premium to previous day’s closing price), next largest was Brinker International (EAT). We exited our long position in Brinker, the operator of the Chili’s and Maggiano’s restaurant chains – an idea we detailed in our June 30, 2016 letter.  As you may recall from that communication, we felt the company could benefit from easing comparisons in the “oil markets” to which it was overexposed, and that expectations were too low – especially in light of the company’s consistent free cash flow generation. More recently we became concerned by data points that challenged our thesis.  First, our process of

PROSPECTOR FUNDS, INC.

regular restaurant visits did not suggest that Brinker’s operating performance had improved in the way we had anticipated.  Moreover, we began to again question the company’s sustainable free cash flow generation ability, which we now view as threated by a potential increase in capital expenditures.  Finally a well publicized dustup between a Chili’s restaurant manager in Texas and a veteran on Veterans Day amidst a Chili’s promotion turned into a public relations nightmare.  Since the stock had outperformed in the post-election runup, we sold the position.  Ideally, we seek to own securities for long-term capital appreciation—but when the facts change, we can as well.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund advanced 14.68% during the year ended December 31, 2016.  This surpassed the benchmark S&P 500’s return of 11.96%.  Financial service company holdings were the top contributors to the Fund’s performance for the year (contributing over 500 basis points of performance), with Endurance Specialty Holdings (ENH) leading the way, adding over 125 basis points to performance.  Readers may recall ENH from our discussion of largest purchases in the year end 2015 letter. Overall, M&A activity was modest during the year – with only three acquisitions benefiting the Fund.  In addition to ENH, Post Properties (a long-time REIT holding), and Dreamworks Animation were acquired at premiums in 2016.  It is a positive sign that, subsequent to year end, portfolio holding Clayton Williams Energy has agreed to be acquired at a substantial premium by Noble Energy.  We expect consolidation activity to continue to unlock value in your portfolio.

The largest purchase since our last communication was the initiation of a position in Brown & Brown (BRO), a leading insurance brokerage company.  The insurance intermediary business is an attractive one in the current macro environment, given the outlook for revenue growth, attractive margins, and free cash flow generation.  Modest GDP growth, relatively stable insurance industry pricing, and M&A opportunities remain consistent revenue drivers, and the business is not balance sheet centric.  Additionally should interest rates increase, insurance brokers would benefit from the additional income earned on their premium balances.

Brown & Brown has many positive attributes relative to its peers.  The company has an enviable position in the “middle market,” where insurance industry pricing remains the most stable, and has no direct/meaningful exposure to the most price-competitive segments (e.g., reinsurance or Lloyds).  BRO remains of the size where acquisitions of smaller/private companies (numbering thousands in the U.S.) contribute importantly to growth in revenues and earnings, without the accompanying risks associated with larger transactions.  Revenues are derived entirely from the U.S., which has greater GDP growth than many of the large, mature economies, and currency exchange risk (or Brexit) is not a factor.  Street sentiment is poor, with only two “sell-side” analysts recommending the name.  BRO generates the highest margins of the peer group, and unlike some peers, these margins are not “adjusted” for numerous items every quarter.  Shares of BRO carry an attractive free cash flow yield of about 6%, the highest in their peer group.

The next largest purchase in the last six months of the year was Validus Holdings (VR), which, like Endurance, is a Bermuda-based property-casualty re/insurer which is also held in the Opportunity Fund.  Validus has many of the same traits we saw in Endurance, and in our view is a very suitable replacement for the ENH position (which was the largest sale from the Fund during the period).  VR (as discussed in more detail in the Opportunity Fund section of the December 31, 2015 letter) sells at what we believe to be an attractive valuation, is a well-run company with substantial insider ownership, and a solid long-term track record.  We would not be at all surprised if the company was approached as an acquisition target, and believe the company to be a long-term winner regardless.

PROSPECTOR FUNDS, INC.

Outlook

After an eight year post-financial crisis period of consistent underlying conditions for equity investing, things have changed.  The interest rate cycle appears to have reached an inflection point as has the regulatory cycle.  One thing that hasn’t changed is that the equity market continues to perform better than the underlying economy.  The U.S. economy remains in a modest growth mode, although expectations are rising at the margin since the election.  Our economy’s performance remains the global leader and should continue, but our companies face headwinds from the strong U.S. dollar and weaker economic growth across international markets.  Europe’s position is uncertain in the aftermath of the Brexit vote in the UK with key elections ahead in France and the Netherlands.

Energy prices, despite the recent rally, are still lower than recent history.  This should stimulate consumer spending and confidence in the long run both here and for non-oil producing countries abroad.  We continue to enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.  Importantly, the U.S. consumer will benefit from lower energy prices and less expensive imports as a result of the strong dollar.

Interest and mortgage rates continue near historically low levels, although they have moved off the lows and look poised to move higher still.  Ultimately, higher rates will likely accompany better economic performance and some inflation, both of which are relative positives for equities compared to bonds.  Much depends on the path and pace of interest rates’ return to normalcy.

Investment-grade corporations have solid balance sheets and are accumulating excess cash and capital.   Importantly, they are also spending on new capital projects, new employees, and new acquisitions.  They are buttressed by the prospect of meaningful corporate tax cuts and the possibility of an even lower rate for repatriated cash, of which there is more than $3 trillion.  High-yield financing remains abundant and relatively inexpensive.  Profit margins sit near all-time high levels, currently 9%.

In our estimation equity valuations remain near extended levels, in the tenth decile on trailing operating earnings.  Pro forma for corporate tax relief to 20%, the valuation level would drop only to the ninth decile.  We feel we are in the late stages of a bull market, although nothing is certain in the investment world.  Equities look most reasonable when comparing earnings yields to Treasury or even corporate bond yields.  In any case, the values inherent in your portfolio should attract acquirers and other investors over time.  Meanwhile, we believe equities are a superior asset allocation alternative to bonds over the longer term.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Kevin R. O’Brien	Jason A. Kish

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve

PROSPECTOR FUNDS, INC.

risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  You cannot invest directly in an index.

The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index.  You cannot invest directly in an index.

KBW Regional Bank Index is a modified market capitalization weighted index designed to track the performance of U.S. regional banks or thrifts that are publicly traded in the U.S.

Capital ratio measures the extent to which a financial institution finances its operations by issuing shares and retaining profits, expressed as a percentage of its assets.

Nonperforming assets refers to a classification for loans on the books of financial institutions that are in default or are in arrears on scheduled payments of principal or interest.

Price to earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

Tangible book value is the total net asset value of a company (book value) minus intangible assets and goodwill.

Price to tangible book value is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities.  Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of December 31, 2016

	One Year	Three Year	Five Year	Since Inception(1)
Capital Appreciation Fund	14.68%	5.21%	7.97%	5.08%
S&P 500 Index(2)	11.96%	8.87%	14.66%	6.48%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of December 31, 2016

	One Year	Three Year	Five Year	Since Inception(1)
Opportunity Fund	21.02%	9.60%	13.94%	9.34%
Russell 2000 Index(2)	21.31%	6.74%	14.46%	7.17%
Russell Midcap Index(3)	13.80%	7.92%	14.72%	7.43%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example
December 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 – December 31, 2016).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (07/01/16)	Value (12/31/2016)	(07/01/16 to 12/31/2016)
Capital Appreciation Actual(2)	$1,000.00	$1,074.40	$6.78
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.60	6.60

Opportunity Actual(2)	1,000.00	1,135.90	6.98
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.60	6.60

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.30% and 1.30% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2016 of 7.44% and 13.59% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of December 31, 2016(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of December 31, 2016(1)(3)

Capital Appreciation Fund

Forestar Group, 3.750%, 03/01/2020	3.2%
Chart Industries, 2.000%, 08/01/2018	3.1%
Hartford Financial Services Group	3.0%
RTI International, 1.625%, 10/15/2019	2.9%
Hologic, 0.000%, 12/15/2043	2.6%
FLIR Systems	2.6%
Verint Systems, 1.500%, 06/01/2021	2.6%
Domtar	2.4%
Brown & Brown	2.3%
Mondelez International, Class A	2.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

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Sector Allocation (% of net assets) (Unaudited)
as of December 31, 2016(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of December 31, 2016(1)(3)

Opportunity Fund

Brown & Brown	3.3%
Validus Holdings	3.0%
HomeTrust Bancshares	2.9%
OceanFirst Financial	2.6%
Torchmark	2.4%
RenaissanceRe Holdings	2.2%
Hess	2.1%
Federated Investors Class B	2.0%
T. Rowe Price Group	2.0%
CIRCOR International	1.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments
December 31, 2016

Capital Appreciation Fund
Description	Shares	Value

COMMON STOCKS – 73.9%

Banks – 0.7%
Comerica	2,600	$177,086

Consumer Discretionary – 2.2%
Darden Restaurants	3,400	247,248
Lowe’s Companies	4,500	320,040
		567,288

Consumer Staples – 15.8%
Campbell Soup	4,100	247,927
Coca-Cola	13,000	538,980
Colgate-Palmolive	6,100	399,184
Diageo – ADR	3,430	356,514
Edgewell Personal Care*	3,300	240,867
Energizer Holdings	2,200	98,142
Mondelez International, Class A	12,950	574,073
Nestle	5,700	408,902
Tootsie Roll Industries	14,018	557,216
Walgreens Boots Alliance	5,150	426,214
Wal-Mart Stores	3,040	210,125
		4,058,144

Diversified Financial Services – 3.4%
Invesco	7,800	236,652
Leucadia National	10,300	239,475
T. Rowe Price Group	5,100	383,826
		859,953

Energy – 6.9%
Clayton Williams Energy*	2,000	238,520
ConocoPhillips	6,200	310,868
Hess	6,700	417,343
Noble Energy	10,600	403,436
Suncor Energy	12,600	411,894
		1,782,061

Healthcare – 9.1%
Abbott Laboratories	14,600	560,786
AstraZeneca – ADR	12,100	330,572
Eli Lilly & Co.	2,600	191,230
GlaxoSmithKline – ADR	12,850	494,853

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2016

Capital Appreciation Fund
Description	Shares	Value

COMMON STOCKS – 73.9% (Continued)

Healthcare – 9.1% (Continued)
Johnson & Johnson	4,900	$564,529
Merck & Co.	3,100	182,497
		2,324,467

Industrials – 1.5%
Eaton	5,750	385,768

Information Technology – 7.8%
Automatic Data Processing	4,000	411,120
FLIR Systems	18,150	656,848
Microsoft	7,050	438,087
Paychex	3,000	182,640
Science Applications International	3,700	313,760
		2,002,455

Insurance – 18.0%
Berkshire Hathaway, Class B*	3,400	554,132
Brown & Brown	13,200	592,152
CNA Financial	4,100	170,150
Endurance Specialty Holdings	2,200	203,280
First American Financial	7,400	271,062
Hartford Financial Services Group	16,200	771,930
Loews	9,100	426,153
MetLife	5,100	274,839
RenaissanceRe Holdings	3,414	465,055
Selective Insurance Group	8,500	365,925
Validus Holdings	9,600	528,096
		4,622,774

Metals & Mining – 0.3%
Alamos Gold, Class A	12,322	84,282

Paper & Forest Products – 3.5%
Domtar	15,851	618,665
Louisiana-Pacific*	14,800	280,164
		898,829

Real Estate – 2.6%
Four Corners Property Trust	21,348	438,061
Mid-America Apartment Communities	2,378	232,854
		670,915

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2016

Capital Appreciation Fund
Description	Shares	Value

COMMON STOCKS – 73.9% (Continued)

Telecommunication Services – 2.1%
Telephone & Data Systems	18,800	$542,756
Total Common Stocks
(Cost $15,857,300)		18,976,778

	Par

CONVERTIBLE BONDS – 19.8%

Consumer Discretionary – 1.6%
Shutterfly
0.250%, 05/15/2018	$403,000	407,786

Healthcare – 3.3%
Hologic
0.000%, 12/15/2043	550,000	674,094
Medicines
1.375%, 06/01/2017	132,000	174,157
		848,251

Industrials – 3.2%
Chart Industries
2.000%, 08/01/2018	825,000	806,437

Information Technology – 5.6%
Akamai Technologies
0.000%, 02/15/2019	290,000	301,056
Electronics For Imaging
0.750%, 09/01/2019	460,000	487,887
Verint Systems
1.500%, 06/01/2021	700,000	655,813
		1,444,756

Metals & Mining – 2.9%
RTI International
1.625%, 10/15/2019	725,000	749,922

Real Estate – 3.2%
Forestar Group
3.750%, 03/01/2020	825,000	818,813
Total Convertible Bonds
(Cost $5,076,169)		5,075,965

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2016

Capital Appreciation Fund
Description	Par	Value

CORPORATE BONDS – 2.4%

Consumer Staples – 1.0%
CVS Health
2.250%, 08/12/2019	$263,000	$264,443

Healthcare – 1.4%
Amgen
2.200%, 05/22/2019	350,000	352,702
Total Corporate Bonds
(Cost $616,139)		617,145

	Shares

SHORT-TERM INVESTMENT – 3.9%
Invesco Treasury Portfolio, 0.256%^
(Cost $1,000,247)	1,000,247	1,000,247
Total Investments – 100.0%
(Cost $22,549,855)		25,670,135
Other Assets and Liabilities, Net – 0.0%		(6,893)
Total Net Assets – 100.0%		$25,663,242

*	Non-income producing security
ADR – American Depositary Receipt
^	The rate shown is the annualized seven-day effective yield as of December 31, 2016.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments
December 31, 2016

Opportunity Fund
Description	Shares	Value

COMMON STOCKS – 89.5%

Banks – 22.9%
Bank of N.T. Butterfield & Son	46,300	$1,455,672
Beneficial Bancorp	79,800	1,468,320
Blue Hills Bancorp	49,700	931,875
BSB Bancorp*	19,900	576,105
Capital Bank Financial, Class A	9,700	380,725
Capital City Bank Group	21,100	432,128
Central Pacific Financial	40,900	1,285,078
Citigroup	28,870	1,715,744
Clifton Bancorp	47,881	810,147
Comerica	10,600	721,966
First Connecticut Bancorp	47,300	1,071,345
HomeTrust Bancshares*	118,400	3,066,560
KeyCorp	109,600	2,002,392
OceanFirst Financial	90,700	2,723,721
Oritani Financial	40,450	758,437
SI Financial Group	51,200	788,480
Stonegate Bank	13,800	575,874
Waterstone Financial	100,100	1,841,840
Western New England Bancorp	197,035	1,842,277
		24,448,686

Chemicals – 1.5%
H.B. Fuller	32,300	1,560,413

Consumer Discretionary – 7.2%
Darden Restaurants	18,200	1,323,504
Del Frisco’s Restaurant Group*	97,300	1,654,103
Habit Restaurants*	55,800	962,550
Home Depot	11,900	1,595,552
Hyatt Hotels, Class A*	16,600	917,316
Noodles & Company*	85,800	351,780
Ruth’s Hospitality Group	48,500	887,550
		7,692,355

Consumer Staples – 7.7%
Church & Dwight	44,600	1,970,874
Diageo – ADR	10,600	1,101,764
Mondelez International, Class A	38,800	1,720,004
Nestle	16,000	1,147,795
Stock Spirits Group	456,000	1,015,775

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2016

Opportunity Fund
Description	Shares	Value

COMMON STOCKS – 89.5% (Continued)

Consumer Staples – 7.7% (Continued)
Tootsie Roll Industries	31,203	$1,240,319
		8,196,531

Diversified Financial Services – 7.4%
Federated Investors, Class B	76,000	2,149,280
Franklin Resources	26,600	1,052,828
Invesco	48,100	1,459,354
Leucadia National	50,500	1,174,125
T. Rowe Price Group	27,900	2,099,754
		7,935,341

Energy – 3.6%
Hess	35,100	2,186,379
Noble Energy	42,400	1,613,744
		3,800,123

Healthcare – 5.8%
Aralez Pharmaceuticals*	137,200	605,052
AstraZeneca – ADR	16,200	442,584
GlaxoSmithKline – ADR	24,500	943,495
Haemonetics*	21,900	880,380
Invacare	37,500	489,375
Merck & Co.	15,448	909,424
Patterson Companies	45,700	1,875,071
		6,145,381

Industrials – 3.8%
CIRCOR International	31,800	2,063,184
Landstar System	13,100	1,117,430
Powell Industries	21,300	830,700
		4,011,314

Information Technology – 8.3%
FLIR Systems	56,800	2,055,592
Maxim Integrated Products	20,300	782,971
Microsoft	26,600	1,652,924
Paychex	26,000	1,582,880
Synopsys*	9,600	565,056
VeriSign*	9,900	753,093
Xilinx	23,500	1,418,695
		8,811,211

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2016

Opportunity Fund
Description	Shares	Value

COMMON STOCKS – 89.5% (Continued)

Insurance – 17.8%
Brown & Brown	77,600	$3,481,136
CNA Financial	15,100	626,650
Hanover Insurance Group	18,100	1,647,281
Hiscox	84,600	1,060,341
Primerica	14,900	1,030,335
ProAssurance	11,900	668,780
RenaissanceRe Holdings	17,300	2,356,606
Safety Insurance Group	7,400	545,380
Selective Insurance Group	23,600	1,015,980
State National Companies	60,400	837,144
Torchmark	34,200	2,522,592
Validus Holdings	57,500	3,163,075
		18,955,300

Metals & Mining – 1.7%
Kinross Gold*	79,800	248,178
Newmont Mining	44,900	1,529,743
Victoria Gold*	96,500	40,048
		1,817,969

Paper & Forest Products – 0.4%
Domtar	12,300	480,069

Real Estate – 1.4%
Cousins Properties	130,892	1,113,891
Easterly Government Properties	200	4,004
Four Corners Property Trust	18,547	380,584
		1,498,479

Total Common Stocks
(Cost $75,915,652)		95,353,172

	Par

CONVERTIBLE BOND – 0.4%

Real Estate – 0.4%
Forestar Group
3.750%, 03/01/2020
(Cost $467,059)	$450,000	446,625

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2016

Opportunity Fund
Description	Shares	Value

SHORT-TERM INVESTMENT – 8.2%
Invesco Treasury Portfolio, institutional Class, 0.256%^
(Cost $8,683,558)	8,683,558	$8,683,558
Total Investments – 98.1%
(Cost $85,066,269)		104,483,355
Other Assets and Liabilities, Net – 1.9%		2,059,077
Total Net Assets – 100.0%		$106,542,432

*	Non-income producing security
ADR –American Depositary Receipt
^	The rate shown is the annualized seven-day effective yield as of December 31, 2016.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities
December 31, 2016

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost $22,549,855 and $85,066,269, respectively)	$25,670,135	$104,483,355
Cash	5,254	—
Receivable for investment securities sold	—	1,880,159
Receivable for dividends and interest	57,048	115,502
Receivable for capital shares sold	6	234,318
Prepaid expenses	12,142	21,572
Total assets	25,744,585	106,734,906

LIABILITIES:
Payable for capital shares redeemed	—	1,440
Payable to adviser, net	9,677	72,773
Accrued distribution fees	4,020	21,966
Accrued expenses and other liabilities	67,646	96,295
Total liabilities	81,343	192,474

NET ASSETS	$25,663,242	$106,542,432

COMPOSITION OF NET ASSETS:
Portfolio capital	$22,144,412	$85,683,340
Distributions in excess of net investment income	(1,841)	(6,827)
Accumulated net realized gain on investments	400,495	1,456,282
Net unrealized appreciation of investments	3,120,176	19,409,637
Total net assets	$25,663,242	$106,542,432

CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,527,913	5,282,090

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$16.80	$20.17

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations
For the Year Ended December 31, 2016

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$85,528	$37,474
Dividend income	554,078	1,812,518
Less: Foreign taxes withheld	(807)	(486)
Total investment income	638,799	1,849,506

EXPENSES:
Investment advisory fees	266,120	1,018,360
Administration fees	51,012	96,046
Fund accounting fees	40,215	40,885
Audit fees	32,053	32,053
Transfer agent fees	25,345	43,681
Registration fees	25,178	25,232
Directors’ fees	16,381	44,659
Legal fees	14,752	53,899
Distribution fees	12,104	79,256
Other expenses	6,751	20,799
Custodian fees	6,239	9,078
Postage and printing fees	2,645	10,059
Total expenses	498,795	1,474,007
Less: Fee waivers	(184,289)	(270,491)
Total net expenses	314,506	1,203,516
NET INVESTMENT INCOME	324,293	645,990

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	631,615	3,963,408
Net change in unrealized appreciation of investments	2,350,669	13,795,516
Net gain on investments	2,982,284	17,758,924

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,306,577	$18,404,914

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

OPERATIONS:
Net investment income	$324,293	$343,707
Net realized gain on investments	631,615	1,180,372
Net change in unrealized appreciation of investments	2,350,669	(1,834,615)
Net increase (decrease) resulting from operations	3,306,577	(310,536)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	62,641	417,337
Proceeds from reinvestment of distributions	322,596	600,524
Payments for shares redeemed	(2,025,395)	(14,169,392)
Redemption fees	91	—
Net decrease from capital share transactions	(1,640,067)	(13,151,531)

DISTRIBUTIONS PAID FROM:
Net investment income	(331,651)	(591,093)
Net realized gains	—	(16,120)
Total distributions to shareholders	(331,651)	(607,213)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,334,859	(14,069,280)

NET ASSETS:
Beginning of period	24,328,383	38,397,663

End of period (including undistributed
(distributions in excess of) net investment income
of $(1,841) and $5,664, respectively)	$25,663,242	$24,328,383

TRANSACTIONS IN SHARES:
Shares sold	3,882	27,311
Shares issued in reinvestment of distributions	19,145	40,169
Shares redeemed	(134,596)	(887,942)
Net decrease	(111,569)	(820,462)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$645,990	$524,064
Net realized gain on investments	3,963,408	10,522,273
Net change in unrealized appreciation of investments	13,795,516	(9,460,368)
Net increase resulting from operations	18,404,914	1,585,969

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,729,319	16,837,669
Proceeds from reinvestment of distributions	3,580,862	14,137,645
Payments for shares redeemed	(12,419,401)	(22,745,865)
Redemption fees	3,259	70
Net increase from capital share transactions	5,894,039	8,229,519

DISTRIBUTIONS PAID FROM:
Net investment income	(1,137,845)	(664,542)
Net realized gains	(2,746,242)	(14,471,784)
Total distributions to shareholders	(3,884,087)	(15,136,326)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,414,866	(5,320,838)

NET ASSETS:
Beginning of period	86,127,566	91,448,404

End of period (including distributions
in excess of net investment income
of $(6,827) and $(212,323), respectively)	$106,542,432	$86,127,566

TRANSACTIONS IN SHARES:
Shares sold	819,972	867,302
Shares issued in reinvestment of distributions	176,920	808,790
Shares redeemed	(695,195)	(1,102,411)
Net increase	301,697	573,681

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Year Ended December 31,
	2016	2015	2014	2013	2012
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$14.84	$15.61	$17.11	$15.19	$14.90

OPERATIONS:
Net investment income	0.22	0.21	0.11	0.18	0.31
Net realized and unrealized
gain (loss) on investments	1.96	(0.60)	0.63	2.72	0.54
Total from operations	2.18	(0.39)	0.74	2.90	0.85

LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.37)	(0.27)	(0.17)	(0.34)
From net realized gains	—	(0.01)	(1.97)	(0.81)	(0.22)
Total distributions	(0.22)	(0.38)	(2.24)	(0.98)	(0.56)

NET ASSET VALUE:
End of period	$16.80	$14.84	$15.61	$17.11	$15.19

TOTAL RETURN	14.68%	(2.52)%	4.18%	19.10%	5.76%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$25,663	$24,328	$38,398	$41,659	$39,104
Ratio of expenses to average net assets:
Before expense reimbursement	2.06%	1.88%	1.74%	1.77%	1.77%
After expense reimbursement	1.30%	1.30%	1.30%	1.30%	1.37%
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.58%	0.47%	0.05%	0.61%	1.10%
After expense reimbursement	1.34%	1.05%	0.49%	1.08%	1.50%
Portfolio turnover rate	32%	35%	48%	31%	15%

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Year Ended December 31,
	2016	2015	2014	2013	2012
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$17.29	$20.75	$21.51	$18.05	$16.62

OPERATIONS:
Net investment income	0.13	0.14	0.13	0.07	0.20
Net realized and unrealized
gain on investments	3.50	0.18	1.48	4.84	2.22
Total from operations	3.63	0.32	1.61	4.91	2.42

LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.17)	(0.16)	(0.07)	(0.20)
From net realized gains	(0.53)	(3.61)	(2.21)	(1.38)	(0.79)
Total distributions	(0.75)	(3.78)	(2.37)	(1.45)	(0.99)

NET ASSET VALUE:
End of period	$20.17	$17.29	$20.75	$21.51	$18.05

TOTAL RETURN	21.02%	1.33%	7.36%	27.25%	14.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$106,542	$86,128	$91,448	$97,751	$70,549
Ratio of expenses to average net assets:
Before expense reimbursement	1.59%	1.61%	1.53%	1.57%	1.64%
After expense reimbursement	1.30%	1.30%	1.30%	1.30%	1.36%
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.41%	0.28%	0.23%	0.08%	0.84%
After expense reimbursement	0.70%	0.59%	0.46%	0.35%	1.12%
Portfolio turnover rate	42%	36%	40%	25%	43%

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements
December 31, 2016

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2016

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of December 31, 2016, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total

Capital Appreciation Fund
Common Stocks	$18,976,778	$—	$—	$18,976,778
Convertible Bonds	—	5,075,965	—	5,075,965
Corporate Bonds	—	617,145	—	617,145
Short-Term Investment	1,000,247	—	—	1,000,247
Total Investments	$19,977,025	$5,693,110	$—	$25,670,135

	Level 1	Level 2	Level 3	Total

Opportunity Fund
Common Stocks	$95,353,172	$—	$—	$95,353,172
Convertible Bond	—	446,625	—	446,625
Short-Term Investment	8,683,558	—	—	8,683,558
Total Investments	$104,036,730	$446,625	$—	$104,483,355

Refer to each Fund’s Schedule of Investments for further sector breakout.

Transfers between levels are recognized at the beginning of the reporting period.  During the year ended December 31, 2016, the Funds recognized no transfers between levels.  The Funds did not invest in any Level 3 investments during the period.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the year ended December 31, 2016, the Funds held no derivative instruments.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2016

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2016 remains subject to examination by taxing authorities.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The difference between book and tax relates primarily to contingent preferred debt instruments, foreign currency and reclassifications of dividends. For the fiscal year ended December 31, 2016, the following reclassifications were made on the Statements of Assets and Liabilities:

	Distributions in	Accumulated
	Excess of Net	Net Realized
	Investment Income	Gain	Portfolio Capital

Capital Appreciation Fund	$(147)	$147	$—
Opportunity Fund	697,351	(697,351)	—

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:  (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2016

no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ board of directors.  At December 31, 2016, the Funds had no investments in illiquid securities.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis.

Subsequent Events – Management has evaluated fund related events and transactions that occurred subsequent to December 31, 2016, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS

During the year ended December 31, 2016, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales

Capital Appreciation Fund	$7,462,111	$9,727,818
Opportunity Fund	36,882,558	35,625,320

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2016, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
	Appreciation	Depreciation	Net	Tax Cost

Capital Appreciation Fund	$3,565,922	$(533,290)	$3,032,632	$22,637,503
Opportunity Fund	22,080,334	(2,473,598)	19,606,736	84,876,619

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and different book and tax accounting methods for certain securities.

At December 31, 2016, the Funds’ most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2016

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Losses	Appreciation	Earnings

Capital Appreciation Fund	$166,474	$328,304	$(8,580)	$3,032,632	$3,518,830
Opportunity Fund	—	1,266,632	(14,276)	19,606,736	20,859,092

As of December 31, 2016, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  The Capital Appreciation Fund and the Opportunity Fund do not plan to defer any late year losses.

The tax character of distributions paid during the fiscal year ended December 31, 2016 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total
Capital Appreciation Fund	$331,651	$—	$331,651
Opportunity Fund	1,133,169	2,750,918	3,884,087

The tax character of distributions paid during the fiscal year ended December 31, 2015 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total
Capital Appreciation Fund	$591,102	$16,111	$607,213
Opportunity Fund	1,459,542	13,676,784	15,136,326

*	For federal income tax purposes, distributions of short-term capital gains are included in ordinary income distributions.
**	Funds designate long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 1.10% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its management fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of December 31, 2016, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least September 30, 2017.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2016

Expiration	Capital Appreciation Fund	Opportunity Fund

12/31/17	$174,159	$250,997
12/31/18	189,898	272,070
12/31/19	184,289	270,491
Total	$548,346	$793,558

As of December 31, 2016, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the year ended December 31, 2016, Capital Appreciation Fund and Opportunity Fund incurred expenses of $12,104 and $79,256 respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Prospector Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Prospector Funds, Inc., (comprised of, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (the Funds)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 24, 2017

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
December 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Corporation’s independent directors (the “directors”) unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Funds and the Prospector Partners Asset Management, LLC (the “Investment Manager”) at a Board of Director’s meeting held on September 1, 2016.

In preparation for the meeting, the directors had requested from the Investment Manager and evaluated a memorandum providing certain information requested by the Board pursuant to Section 15(c) of the 1940 Act, including (i) expense, compliance and other information as it relates to the Investment Manager; (ii) performance of other accounts managed by its affiliate Prospector Partners, LLC with similar investment objectives derived from data compiled by the Investment Manager and (iii) expense and other information for other registered investment companies with similar investment objectives derived from data compiled by the Investment Manager based upon comparative peer groups selected in consultation with the independent directors. Prior to voting, the directors reviewed the proposed approval of the Advisory Agreement with management and with counsel to the Corporation and reviewed a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. In reaching their determinations relating to approval of the continuance of the Advisory Agreement, the directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Investment Manager;

2.	payments to be received by the Investment Manager from all sources with respect to the Funds;

3.	comparative fee and expense data for the Funds and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

5.
the Investment Manager’s policies and practices regarding allocation of portfolio transactions of the Funds, including the extent to which the Investment Manager may benefit from soft dollar arrangements;

6.	fall-out benefits which the Investment Manager and its affiliates may receive from their relationships to the Funds;

7.	information about fees charged by the Investment Manager to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Funds’ portfolio managers and other senior personnel of the Investment Manager;

9.	profitability of the Investment Manager; and

10.	the terms of the Advisory Agreement.

The directors also considered their overall confidence in the integrity and competence of the Investment Manager and the portfolio managers. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors determined that the overall arrangements between the Funds and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Investment Manager

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2016

should be the investment adviser for the Funds, and that the fees payable to the Investment Manager pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Investment Manager

The directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the directors, administers the Funds’ business and other affairs. The Investment Manager manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with each Fund’s investment objective and policies.

The directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The directors considered the quality of the investment research capabilities of the Investment Manager and the other resources it proposes to dedicate to performing services for the Funds and the Investment Manager’s active management style. The directors also considered the portfolio managers’ experience, reputation and investment philosophy noting that the Investment Manager’s investment style and stock selection process have remained consistent even in difficult market environments. The quality of administrative and other services also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services proposed to be provided to the Funds under the Advisory Agreement.

Investment Manager Fees; Performance of the Fund

The directors considered the advisory fee rate paid by the Funds to the Investment Manager and information prepared by the Investment Manager based upon the peer groups selected with the input of the independent directors concerning fee rates paid by other comparable funds. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds, but determined that the proposed advisory fee rate was in line with other comparable funds.

The directors also considered the performance of each Fund compared to each Fund’s benchmarks and peer groups. The directors noted that the Opportunity Fund was ranked in the top three funds among its peers across all comparative time periods, further noting the Opportunity Fund’s number one ranking since inception.  The Directors noted that while the Capital Appreciation Fund underperfomed its benchmark across all comparative periods, the Fund was in the peer group’s first quartile for the since inception, one-year and three-year periods.  The directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned, was in line with comparable funds.

Other Fund Expenses

The directors also considered the total expense ratio of the Funds in comparison to the fees and expenses of the funds included in the comparison. The directors noted that the expense ratios of some of the comparable funds also were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. In particular, the directors noted that the Investment Manager’s fee waiver pursuant to the Fee Waiver and Expenses Reimbursement Agreement was contractual in nature and customary for the industry. The directors concluded that the Funds’ expense ratio was satisfactory. Finally, the directors noted that there may be economies of scale as the Funds grow and concluded that it may be appropriate to consider those issues in the future.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2016

Investment Manager Profitability

The directors noted that the Investment Manager also provides the Funds with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any other retained by the Funds) and executive and other personnel as are necessary for the Funds’ operations. The directors considered that the Investment Manager pays all of the compensation of the officers of the Company that are affiliated persons of the Investment Manager, pays a portion of the insurance costs and paid the cost of the organization of the Funds (without reimbursement).

The directors also noted that the Investment Manager has contractually agreed to waive, through September 30, 2017, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets. Under the terms of the Waiver and Expense Reimbursement Agreement at the present asset levels of the Funds, the Investment Manager has received only a portion of its management fee amounts. It was also noted that the Investment Manager does not receive “fall out” benefits commonly received by managers of mutual funds that provide transfer agency, distribution or printing services in-house. The directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was cash flow positive after considering an allocation of expenses from its affiliated advisor, Prospector Partners, LLC.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% and 96.05% for the Capital Appreciation Fund and Opportunity Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was 94.71% and 93.89% for the Capital Appreciation Fund and Opportunity Fund, respectively.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2016 was 14.90% and 2.43% for the Capital Appreciation Fund and Opportunity Fund, respectively.

The percent of ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended December 31, 2016 was 0.00% and 26.98% for the Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2016

DIRECTORS & OFFICERS TABLE

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Independent Board Members

Harvey D. Hirsch*	Director	Indefinite;	Retired,	2	None.
Year of Birth: 1941		Since	Senior Vice President,
		September 7,	Marketing, Van Eck
		2007	Associates Corporation,
an investment adviser,
from May 2007 to August 2014.

Joseph Klein III*	Director	Indefinite;	Managing Director of Gauss	2	Ionis
Year of Birth: 1961		Since	Capital Advisors, LLC,		Pharmaceuticals,
		September 7,	a financial consulting and		Inc.
		2007	investment advisory firm
focused on biopharmaceuticals
since he founded the company
in March 1998.

Roy L. Nersesian*	Director	Indefinite;	Professor of the Leon Hess	2	None.
Year of Birth: 1939		Since	School of Business, Monmouth
		September 7,	University, since September 1985.
		2007	Adjunct Professor of the Center
for Energy and Marine
Transportation, Columbia
University, since September 2000.
Consultant, Poten & Partners,
provider of brokerage and
consulting services to the
energy and ocean transportation
industries, since September 1992.

John T. Rossello, Jr.*	Director	Indefinite;	Retired.	2	None.
Year of Birth: 1951		Since
September 7,
2007

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2016

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Interested Board Members and Officers

John D. Gillespie†*	Director	Indefinite;	Managing member of	2	White
Year of Birth: 1959	President	Since	the Investment Manager.		Mountains
		September 7,	Managing member of		Insurance
		2007	Prospector Partners, LLC,		Group, Ltd.
an affiliate of the Investment
Manager, and portfolio
manager of the investment
funds sponsored by Prospector
Partners, LLC since 1997.

Kevin R. O’Brien	Executive	Indefinite;	Portfolio Manager at	N/A	None.
Year of Birth: 1963	Vice	Since	the Investment Manager.
	President	September 7,	Portfolio Manager at
		2007	Prospector Partners, LLC
since April 2003.

Jason A. Kish	Executive	Indefinite;	Portfolio Manager at	N/A	None.
Year of Birth: 1973	Vice	Since	the Investment Manager.
	President	February,	Director of Research
		2013	since 2010.

Peter N. Perugini, Jr.	Secretary	Indefinite;	Chief Financial Officer at	N/A	None.
Year of Birth: 1970	Treasurer	Secretary	Prospector Partners, LLC
		Since	since 2000.
September 7,
2007
Indefinite;
Treasurer
Since
June 6,
2007

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2016

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Kim Just	Chief	Indefinite;	Chief Compliance Officer at	N/A	None.
Year of Birth: 1967	Compliance	Since	Prospector Partners, LLC
	Officer	September 7,	since March 2006.
2007

Brian Wiedmeyer	Assistant	Indefinite;	Vice President for US	N/A	None.
Year of Birth: 1973	Secretary	Since	Bancorp Fund Services, LLC,
		September 7,	a mutual fund service provider,
		2007	since January 2005.

^	The address for all directors and officers is 370 Church Street, Guilford, Connecticut 06437.
*	Each of the Company’s directors was elected by written consent of the sole shareholder of the Funds on September 7, 2007.
†	John D. Gillespie is an interested director of the Fund because he is also the managing member of the Investment Manager.

(This Page Intentionally Left Blank.)

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  John Rossello, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal periods.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal periods for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$60,800	$58,500
Audit-Related Fees	$0	$0
Tax Fees	$7,400	$7,100
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services that exceed $5,000 for the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The audit committee noted that as indicated in the table below, for the registrant’s prior two fiscal periods, no fees were billed by the registrant’s independent public accountants in connection with non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)*   /s/ John D. Gillespie
John D. Gillespie, President

Date    March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John D. Gillespie
John D. Gillespie, President

Date    March 9, 2017

By (Signature and Title)* /s/ Peter N. Perugini, Jr.
  Peter N. Perugini, Jr., Treasurer

Date    March 9, 2017

* Print the name and title of each signing officer under his or her signature.